UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2026

Core Natural Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38147	82-1954058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Technology Drive Suite 101

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 416-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2026, as part of its long-term succession process, the Board of Directors (the “Board”) of Core Natural Resources, Inc. (the “Company”) appointed Nathan Tucker to serve as the Company’s Senior Vice President and Chief Financial Officer, effective immediately, taking over the Chief Financial Officer role from Mitesh Thakkar, who will continue to serve as President of the Company and is assuming an expanded role with day-to-day responsibility for the Company’s primary operating functions, including operations, marketing, logistics, and long-term strategy.

Mr. Tucker, age 39, has served as the Company’s vice president of finance since the Company’s formation in January 2025 via the merger of CONSOL Energy Inc. (“CONSOL”) and Arch Resources, Inc. He previously served as director of finance and investor relations for CONSOL from 2020 until January 2025 after joining CONSOL in 2010.

In connection with Mr. Tucker’s appointment, the Board approved a new compensation package for Mr. Tucker to increase his annual base salary to $400,000, his target short-term incentive compensation opportunity to 65% of his annual base salary, and his long-term incentive compensation opportunity to 125% of his annual base salary.

Mr. Tucker also received a severance agreement (the “Severance Agreement”) in connection with his appointment, which contains substantially the same terms and conditions as the severance agreements entered into with the Company’s other executive officers.

The foregoing description of the Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form severance agreement, which was filed as Exhibit 10.72 with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Item 7.01	Regulation FD Disclosure.

On August 19, 2026, the Company issued a press release announcing its executive succession plan and the appointment of Mr. Tucker as the Company’s Senior Vice President and Chief Financial Officer, which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 shall be considered “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Core Natural Resources, Inc. dated August 19, 2026.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Natural Resources, Inc.
(Registrant)

By:	/s/ Rosemary L. Klein
Rosemary L. Klein
Senior Vice President, Chief Legal Officer and Corporate Secretary

Dated: August 19, 2026